UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Company’s Certifying Accountant.

Effective July 2, 2018 (the “Effective Time”), the Audit Committee (the “Committee”) of the Board of Directors of Nicholas Financial, Inc. (the “Company”) approved the engagement of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm for the fiscal year ending March 31, 2019, and dismissed Dixon Hughes Goodman LLP (“DHG LLP”) as the Company’s independent registered public accounting firm.

The audit reports of DHG LLP on the Company’s consolidated financial statements for the fiscal years ended March 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended March 31, 2018 and 2017, and in the subsequent interim period preceding the Effective Time, there were no disagreements with DHG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of DHG LLP, would have caused DHG LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s fiscal years ended March 31, 2018 and 2017, and in the subsequent interim period preceding the Effective Time, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to DHG LLP and requested that DHG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether DHG LLP agrees with the above statements. A copy of DHG LLP’s letter, dated July 5, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended March 31, 2018 and 2017, and in the subsequent interim period preceding the Effective Time, neither the Company nor anyone acting on its behalf consulted with RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from Dixon Hughes Goodman LLP to the Securities and Exchange Commission dated July 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC. (Registrant)

Date: July 5, 2018	/s/ Kelly M. Malson
Kelly M. Malson Chief Financial Officer (Principal Accounting Officer)